UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report February 12, 2004
                        --------------------------------
                        (Date of earliest event reported)



                       MIDAMERICAN ENERGY HOLDINGS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Iowa                      0-25551                   94-2213782
     ---------------------------      -----------            ------------------
    (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


       666 Grand Avenue, Des Moines, Iowa                          50309
    ----------------------------------------                     ----------
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     MidAmerican Energy Holdings Company ("MidAmerican") reported today that it completed the sale of $250 million in aggregate principal amount of its 5.00% senior notes due February 15, 2014.

FORWARD-LOOKING STATEMENTS

     This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent MidAmerican's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from such forward-looking statements.

     These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican's SEC filings or in other publicly disseminated written documents.

     MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY
                                    -----------------------------------



                                          /s/  Paul J. Leighton
                                    -----------------------------------------
                                               Paul J. Leighton
                                    Vice President, Assistant General Counsel
                                      and Assistant Secretary


Date:  February 12, 2004